                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                   Distribution Date: 03/15/2004

Section 5.2 - Supplement                                        Class A         Class B       Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                 0.00  95,833,000.00  41,071,429.00           136,904,429.00

(ii)     Monthly Interest Distributed                                  0.00      99,501.97      53,733.13               153,235.10
         Deficiency Amounts                                            0.00           0.00                                    0.00
         Additional Interest                                           0.00           0.00                                    0.00
         Accrued and Unpaid Interest                                                                 0.00                     0.00

(iii)    Collections of Principal Receivables                168,127,520.18  14,010,577.95  18,013,711.60           200,151,809.73

(iv)     Collections of Finance Charge Receivables                     0.00   1,141,149.63     489,065.83             1,630,215.47

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest            0.00  95,833,000.00  41,071,429.00           136,904,429.00
                                          Adjusted Interest            0.00  95,833,000.00  41,071,429.00           136,904,429.00

                                            Series
         Floating Investor Percentage           0.37%                 0.00%         70.00%         30.00%                  100.00%
         Fixed Investor Percentage              3.73%                84.00%          7.00%          9.00%                  100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                       0.00     489,151.79     209,637.21               698,789.00

(viii)   Investor Charge-Offs                                          0.00           0.00           0.00                     0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00           0.00

(x)      Net Servicing Fee                                             0.00      79,860.83      34,226.19               114,087.02

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                0.00           0.00                     0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                  0.00           0.00           0.00                     0.00

(xiv)    LIBOR                                                                                                            1.09438%

(xv)     Principal Funding Account Balance                                                                                    0.00

(xvii)   Accumulation Shortfall                                                                                               0.00

(xviii)  Principal Funding Investment Proceeds                                                                                0.00

(xx)     Principal Investment Funding Shortfall                                                                               0.00

(xxi)    Available Funds                                             171.29   1,061,288.80     454,839.64             1,516,299.73

(xxii)   Certificate Rate                                          1.18438%       1.38438%       1.74438%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

                By:
                    ---------------------------------------------
              Name: Patricia M. Garvey
             Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                        Class A         Class B       Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                 0.00           0.00           0.00                     0.00

(ii)     Monthly Interest Distributed                            705,588.75      69,580.31     132,250.58               907,419.64
         Deficiency Amounts                                            0.00           0.00                                    0.00
         Additional Interest                                           0.00           0.00                                    0.00
         Accrued and Unpaid Interest                                                                 0.00                     0.00

(iii)    Collections of Principal Receivables                109,648,382.72   9,137,365.23  11,748,041.03           130,533,788.98

(iv)     Collections of Finance Charge Receivables             8,930,767.31     744,230.61     956,867.93            10,631,865.85

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest  750,000,000.00  62,500,000.00  80,357,143.00           892,857,143.00
                                          Adjusted Interest  750,000,000.00  62,500,000.00  80,357,143.00           892,857,143.00

                                               Series
         Floating Investor Percentage                 2.43%          84.00%          7.00%          9.00%                  100.00%
         Fixed Investor Percentage                    2.43%          84.00%          7.00%          9.00%                  100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                               3,828,157.77     319,013.15     410,159.76             4,557,330.68

(viii)   Investor Charge-Offs                                          0.00           0.00           0.00                     0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00           0.00

(x)      Net Servicing Fee                                       625,000.00      52,083.33      66,964.29               744,047.62

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.91%

(xii)    Reallocated Monthly Principal                                                0.00           0.00                     0.00

(xiii)   Closing Investor Interest (Class A Adjusted)        750,000,000.00  62,500,000.00  80,357,143.00           892,857,143.00

(xiv)    LIBOR                                                                                                            1.09438%

(xv)     Principal Funding Account Balance                                                                                    0.00

(xvii)   Accumulation Shortfall                                                                                               0.00

(xviii)  Principal Funding Investment Proceeds                                                                                0.00

(xx)     Principal Investment Funding Shortfall                                                                               0.00

(xxi)    Available Funds                                       8,307,797.43     692,147.28     889,903.64             9,889,848.35

(xxii)   Certificate Rate                                          1.25438%       1.48438%       2.29438%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          4,717,500.00
         Class B Note Interest Requirement                            279,708.54
         Net Class C Note Interest Requirement                         77,574.15                                      5,074,782.69

(iii)    Collections of Principal Receivables                                                                       141,213,959.14

(iv)     Collections of Finance Charge Receivables                                                                   11,501,756.60

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                      Investor Interest                                                             965,910,000.00
                                      Adjusted Interest                                                             965,910,000.00


         Floating Investor Percentage                                                                                        2.63%
         Fixed Investor Percentage                                                                                           2.63%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      4,930,207.83

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              804,925.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.91%

(xii)    Portfolio Supplemented Yield                                                                                        9.96%

(xiii)   Reallocated Monthly Principal                                                                                        0.00

(xiv)    Accumulation Shortfall                                                                                               0.00

(xv)     Principal Funding Investment Proceeds                                                                                0.00

(xvi)    Principal Funding Investment Shortfall                                                                               0.00

(xvii)   Available Investor Finance Charge Collections                                                               10,699,665.28

(xviii)  Note Rate                        Class A                       6.66000%
                                          Class B                       6.95000%
                                          Class C                       2.04438%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            711,213.75
         Class B Note Interest Requirement                             67,705.31
         Net Class C Note Interest Requirement                        103,992.79                                        882,911.85

(iii)    Collections of Principal Receivables                                                                       130,533,768.07

(iv)     Collections of Finance Charge Receivables                                                                   10,631,864.15

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                         892,857,000.00
                                          Adjusted Interest                                                         892,857,000.00


         Floating Investor Percentage                                                                                        2.43%
         Fixed Investor Percentage                                                                                           2.43%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
         Total Receivables                                                                                                 100.00%

(vii)    Investor Default Amount                                                                                      4,557,329.95

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                                9,887,816.65

(xxii)   Note Rate                        Class A                       1.26438%
                                          Class B                       1.44438%
                                          Class C                       1.82438%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            688,713.75
         Class B Note Interest Requirement                             67,705.31
         Net Class C Note Interest Requirement                        102,184.76                                        858,603.82

(iii)    Collections of Principal Receivables                                                                       130,533,768.07

(iv)     Collections of Finance Charge Receivables                                                                   10,631,864.15

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                         892,857,000.00
                                          Adjusted Interest                                                         892,857,000.00


         Floating Investor Percentage                                                                                        2.43%
         Fixed Investor Percentage                                                                                           2.43%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
         Total Receivables                                                                                                 100.00%

(vii)    Investor Default Amount                                                                                      4,557,329.95

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                                9,887,816.65

(xxii)   Note Rate                        Class A                       1.22438%
                                          Class B                       1.44438%
                                          Class C                       1.79438%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            661,010.49
         Class B Note Interest Requirement                             66,686.71
         Net Class C Note Interest Requirement                        105,886.30                                        833,583.50

(iii)    Collections of Principal Receivables                                                                       124,268,167.09

(iv)     Collections of Finance Charge Receivables                                                                   10,121,536.29

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                         850,000,000.00
                                          Adjusted Interest                                                         850,000,000.00


         Floating Investor Percentage                                                                                        2.32%
         Fixed Investor Percentage                                                                                           2.32%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
         Total Receivables                                                                                                 100.00%

(vii)    Investor Default Amount                                                                                      4,338,578.81

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              708,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                                9,413,202.95

(xxii)   Note Rate                        Class A                       1.23438%
                                          Class B                       1.49438%
                                          Class C                       1.94438%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            455,392.50
         Class B Note Interest Requirement                             45,448.65
         Net Class C Note Interest Requirement                         76,159.86                                        577,001.01

(iii)    Collections of Principal Receivables                                                                        87,022,512.05

(iv)     Collections of Finance Charge Receivables                                                                    7,087,909.43

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                         595,238,000.00
                                          Adjusted Interest                                                         595,238,000.00


         Floating Investor Percentage                                                                                        1.62%
         Fixed Investor Percentage                                                                                           1.62%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                         --------------------------
         Total Receivables                                                                                                 100.00%

(vii)    Investor Default Amount                                                                                      3,038,219.97

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              496,031.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor
         Finance Charge Collections                                                                                   6,591,877.76

(xxii)   Note Rate                        Class A                       1.21438%
                                          Class B                       1.45438%
                                          Class C                       1.99438%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            654,963.75
         Class B Note Interest Requirement                             67,236.56
         Net Class C Note Interest Requirement                        111,224.92                                        833,425.23

(iii)    Collections of Principal Receivables                                                                       130,533,768.07

(iv)     Collections of Finance Charge Receivables                                                                   10,631,864.15

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                         892,857,000.00
                                          Adjusted Interest                                                         892,857,000.00


         Floating Investor Percentage                                                                                        2.43%
         Fixed Investor Percentage                                                                                           2.43%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
         Total Receivables                                                                                                 100.00%

(vii)    Investor Default Amount                                                                                      4,557,329.95

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                                9,887,816.65

(xxii)   Note Rate                        Class A                       1.16438%
                                          Class B                       1.43438%
                                          Class C                       1.94438%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ------------------------------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Distribution allocable to :
         Class A Note Interest Requirement                            767,371.50
         Class B Note Interest Requirement                             77,404.95
         Net Class C Note Interest Requirement                        127,947.14                                        972,723.59

(iii)    Collections of Principal Receivables                                                                       146,197,843.63

(iv)     Collections of Finance Charge Receivables                                                                   11,907,689.75

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,000,000,000.00
                                          Adjusted Interest                                                       1,000,000,000.00


         Floating Investor Percentage                                                                                        2.73%
         Fixed Investor Percentage                                                                                           2.73%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      5,104,210.36

(viii)   Investor Charge-Offs                                                                                                0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               11,074,356.41

(xxii)   Note  Rate                       Class A                       5.50000%
                                          Class B                       1.47438%
                                          Class C                       1.99438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,128,689.10
         Class B Note Interest Requirement                            121,619.93
         Net Class C Note Interest Requirement                        202,029.36                                      1,452,338.38

(iii)    Collections of Principal Receivables                                                                       219,296,765.45

(iv)     Collections of Finance Charge Receivables                                                                   17,861,534.62

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,500,000,000.00
                                          Adjusted Interest                                                       1,500,000,000.00


         Floating Investor Percentage                                                                                        4.09%
         Fixed Investor Percentage                                                                                           4.09%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      7,656,315.54

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               16,611,534.62

(xxii)   Note  Rate                       Class A                       1.19438%
                                          Class B                       1.54438%
                                          Class C                       2.09438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            925,631.28
         Class B Note Interest Requirement                             99,185.94
         Net Class C Note Interest Requirement                        169,723.46                                      1,194,540.68

(iii)    Collections of Principal Receivables                                                                       175,437,412.36

(iv)     Collections of Finance Charge Receivables                                                                   14,289,227.70

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,200,000,000.00
                                          Adjusted Interest                                                       1,200,000,000.00


         Floating Investor Percentage                                                                                        3.27%
         Fixed Investor Percentage                                                                                           3.27%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      6,125,052.43

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,000,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               13,289,227.70

(xxii)   Note  Rate                       Class A                       1.22438%
                                          Class B                       1.57438%
                                          Class C                       2.19438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            752,459.40
         Class B Note Interest Requirement                             77,929.95
         Net Class C Note Interest Requirement                        133,347.14                                        963,736.49

(iii)    Collections of Principal Receivables                                                                       146,197,843.63

(iv)     Collections of Finance Charge Receivables                                                                   11,907,689.75

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,000,000,000.00
                                          Adjusted Interest                                                       1,000,000,000.00


         Floating Investor Percentage                                                                                        2.73%
         Fixed Investor Percentage                                                                                           2.73%

(vi)                Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      5,104,210.36

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               11,074,356.41

(xxii)   Note  Rate                       Class A                       1.19438%
                                          Class B                       1.48438%
                                          Class C                       2.07438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,009,343.16
         Class B Note Interest Requirement                            104,691.93
         Net Class C Note Interest Requirement                        179,125.98                                      1,293,161.07

(iii)    Collections of Principal Receivables                                                                       204,676,981.08

(iv)     Collections of Finance Charge Receivables                                                                   16,670,765.65

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,400,000,000.00
                                          Adjusted Interest                                                       1,400,000,000.00


         Floating Investor Percentage                                                                                        3.82%
         Fixed Investor Percentage                                                                                           3.82%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      7,145,894.51

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,166,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               15,504,098.98

(xxii)   Note  Rate                       Class A                       1.14438%
                                          Class B                       1.42438%
                                          Class C                       1.99438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,194,839.10
         Class B Note Interest Requirement                            121,619.93
         Net Class C Note Interest Requirement                        205,083.23                                      1,521,542.25

(iii)    Collections of Principal Receivables                                                                       219,296,765.45

(iv)     Collections of Finance Charge Receivables                                                                   17,861,534.62

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,500,000,000.00
                                          Adjusted Interest                                                       1,500,000,000.00


         Floating Investor Percentage                                                                                        4.09%
         Fixed Investor Percentage                                                                                           4.09%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      7,656,315.54

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               16,611,534.62

(xxii)   Note  Rate                       Class A                       1.26438%
                                          Class B                       1.54438%
                                          Class C                       2.12438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,081,439.10
         Class B Note Interest Requirement                            110,594.93
         Net Class C Note Interest Requirement                        185,829.36                                      1,377,863.38

(iii)    Collections of Principal Receivables                                                                       219,296,765.45

(iv)     Collections of Finance Charge Receivables                                                                   17,861,534.62

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,500,000,000.00
                                          Adjusted Interest                                                       1,500,000,000.00


         Floating Investor Percentage                                                                                        4.09%
         Fixed Investor Percentage                                                                                           4.09%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      7,656,315.54

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               16,611,534.62

(xxii)   Note  Rate                       Class A                       1.14438%
                                          Class B                       1.40438%
                                          Class C                       1.93438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            752,459.40
         Class B Note Interest Requirement                             76,354.95
         Net Class C Note Interest Requirement                        131,322.14                                        960,136.49

(iii)    Collections of Principal Receivables                                                                       146,197,843.63

(iv)     Collections of Finance Charge Receivables                                                                   11,907,689.75

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,000,000,000.00
                                          Adjusted Interest                                                       1,000,000,000.00


         Floating Investor Percentage                                                                                        2.73%
         Fixed Investor Percentage                                                                                           2.73%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      5,104,210.36

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)     Reallocated Monthly Principal                                                                                       0.00

(xiii)    Accumulation Shortfall                                                                                              0.00

(xiv)     Principal Funding Investment Proceeds                                                                               0.00

(xv)      Principal Funding Investment Shortfall                                                                              0.00

(xvi)     Available Investor Finance Charge Collections                                                              11,074,356.41

(xxii)   Note  Rate                       Class A                       1.19438%
                                          Class B                       1.45438%
                                          Class C                       2.04438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            799,985.34
         Class B Note Interest Requirement                             83,412.95
         Net Class C Note Interest Requirement                        151,879.36                                      1,035,277.64

(iii)    Collections of Principal Receivables                                                                       160,817,627.99

(iv)     Collections of Finance Charge Receivables                                                                   13,098,458.72

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,100,000,000.00
                                          Adjusted Interest                                                       1,100,000,000.00


         Floating Investor Percentage                                                                                        3.00%
         Fixed Investor Percentage                                                                                           3.00%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      5,614,631.40

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs 0.00

(x)      Net Servicing Fee                                                                                              916,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               12,181,792.06

(xxii)   Note  Rate                       Class A                       1.15438%
                                          Class B                       1.44438%
                                          Class C                       2.14438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            573,794.55
         Class B Note Interest Requirement                             60,022.46
         Net Class C Note Interest Requirement                        113,675.01                                        747,492.02

(iii)    Collections of Principal Receivables                                                                       109,648,382.72

(iv)     Collections of Finance Charge Receivables                                                                    8,930,767.31

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                         750,000,000.00
                                          Adjusted Interest                                                         750,000,000.00


         Floating Investor Percentage                                                                                        2.04%
         Fixed Investor Percentage                                                                                           2.04%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      3,828,157.77

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              625,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                                8,305,767.31

(xxii)   Note  Rate                       Class A                       1.21438%
                                          Class B                       1.52438%
                                          Class C                       2.34438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                       0.00                             0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             799,985.34
         Class B Note Interest Requirement                                              84,567.95
         Net Class C Note Interest Requirement                                         155,591.86                     1,040,145.14

(iii)    Collections of Principal Receivables                                                                       160,817,627.99

(iv)     Collections of Finance Charge Receivables                                                                   13,098,458.72

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,100,000,000.00
                                          Adjusted Interest                                                       1,100,000,000.00


         Floating Investor Percentage                                                                                        3.00%
         Fixed Investor Percentage                                                                                           3.00%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      5,614,631.40

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              916,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               12,181,792.06

(xxii)   Note  Rate                       Class A                       1.15438%
                                          Class B                       1.46438%
                                          Class C                       2.19438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,081,439.10
         Class B Note Interest Requirement                            115,319.93
         Net Class C Note Interest Requirement                        212,049.60                                      1,408,808.62

(iii)    Collections of Principal Receivables                                                                       219,296,765.45

(iv)     Collections of Finance Charge Receivables                                                                   17,861,534.62

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,500,000,000.00
                                          Adjusted Interest                                                       1,500,000,000.00


         Floating Investor Percentage                                                                                        4.09%
         Fixed Investor Percentage                                                                                           4.09%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      7,656,315.54

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               16,611,534.62

(xxii)   Note  Rate                       Class A                       1.14438%
                                          Class B                       1.46438%
                                          Class C                       2.19438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    ------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,016,737.60
         Class B Note Interest Requirement                            101,612.13
         Net Class C Note Interest Requirement                        207,629.14                                      1,325,978.87

(iii)    Collections of Principal Receivables                                                                       195,905,110.47

(iv)     Collections of Finance Charge Receivables                                                                   15,956,304.26

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,340,000,000.00
                                          Adjusted Interest                                                       1,340,000,000.00


         Floating Investor Percentage                                                                                        3.65%
         Fixed Investor Percentage                                                                                           3.65%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      6,839,641.88

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,116,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               14,839,637.60

(xxii)   Note  Rate                       Class A                       1.20438%
                                          Class B                       1.44438%
                                          Class C                       2.39438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    --------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-3

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,081,232.15
         Class B Note Interest Requirement                            108,057.68
         Net Class C Note Interest Requirement                        199,638.42                                      1,388,928.24

(iii)    Collections of Principal Receivables                                                                       208,331,927.17

(iv)     Collections of Finance Charge Receivables                                                                   16,968,457.89

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,425,000,000.00
                                          Adjusted Interest                                                       1,425,000,000.00


         Floating Investor Percentage                                                                                        3.88%
         Fixed Investor Percentage                                                                                           3.88%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      7,273,499.76

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,187,500.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               15,780,957.89

(xxii)   Note  Rate                       Class A                          1.20438%
                                          Class B                          1.44438%
                                          Class C                          2.17438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    --------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-4

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            609,478.07
         Class B Note Interest Requirement                             66,395.46
         Net Class C Note Interest Requirement                        109,889.78                                        785,763.31

(iii)    Collections of Principal Receivables                                                                       105,993,436.63

(iv)     Collections of Finance Charge Receivables                                                                    8,633,075.07

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                         725,000,000.00
                                          Adjusted Interest                                                         725,000,000.00


         Floating Investor Percentage                                                                                        1.98%
         Fixed Investor Percentage                                                                                           1.98%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      3,700,552.51

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              604,166.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                                8,028,908.40

(xxii)   Note  Rate                       Class A                       1.33438%
                                          Class B                       1.74438%
                                          Class C                       2.34438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    --------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-5

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            765,059.40
         Class B Note Interest Requirement                             74,779.95
         Net Class C Note Interest Requirement                        129,297.14                                        969,136.49

(iii)    Collections of Principal Receivables                                                                       146,197,843.63

(iv)     Collections of Finance Charge Receivables                                                                   11,907,689.75

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       1,000,000,000.00
                                          Adjusted Interest                                                       1,000,000,000.00


         Floating Investor Percentage                                                                                        2.73%
         Fixed Investor Percentage                                                                                           2.73%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                      5,104,210.36

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               11,074,356.41

(xxii)   Note  Rate                       Class A                       1.21438%
                                          Class B                       1.42438%
                                          Class C                       2.01438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    --------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-6

                                                   Distribution Date: 03/15/2004
                                                         Period Type: Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,517,518.80
         Class B Note Interest Requirement                            151,659.90
         Net Class C Note Interest Requirement                        242,394.23                                      1,911,572.93

(iii)    Collections of Principal Receivables                                                                       292,395,687.26

(iv)     Collections of Finance Charge Receivables                                                                   23,815,379.50

(v)      Aggregate Amount of Principal Receivables                                                               36,686,322,894.19

                                          Investor Interest                                                       2,000,000,000.00
                                          Adjusted Interest                                                       2,000,000,000.00


         Floating Investor Percentage                                                                                        5.45%
         Fixed Investor Percentage                                                                                           5.45%

(vi) Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.71%
                    30 to 59 days                                                                                            1.26%
                    60 to 89 days                                                                                            0.97%
                    90 or more days                                                                                          2.06%
                                                                                                               -------------------
                                                     Total Receivables                                                     100.00%

(vii)    Investor Default Amount                                                                                     10,208,420.72

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                            1,666,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    8.90%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               22,148,712.83

(xxii)   Note Rate                        Class A                       1.20438%
                                          Class B                       1.44438%
                                          Class C                       1.89438%



-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                    --------------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President